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                            JOINT FILING AGREEMENT


                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of the Schedule 13D to which this Agreement is an exhibit (and any further amendment filed by them) with respect to the shares of Common Stock, $.001 par value, of Aviation Sales Company.

                  This agreement may be executed simultaneously in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated:  July 3, 1996
               J/T AVIATION PARTNERS

               By:   JAPAN FLEET SERVICE (DELAWARE) INC.,
                     General Partner

                     For J/T Aviation Partners and as a Reporting
                     Person

                     By:   /s/ Tim L. Watkins
                        -----------------------------------------
                           Name:  Tim L. Watkins
                           Title:  President

               By:   TM AVIATION (JAPAN) INC., General Partner

                     For J/T Aviation Partners and as a Reporting
                     Person

                     By:   /s/ K. Okui
                        -----------------------------------------
                           Name:  K. Okui
                           Title:  President

               By:   TM AVIATION (USA) INC., General Partner

                     For J/T Aviation Partners and as a Reporting
                     Person

                     By:   /s/ T. Yoshida
                        -----------------------------------------
                           Name:  T. Yoshida
                           Title:  President

               TOMEN CORPORATION

               By:   /s/ K. Okui
                  -----------------------------------------------
                     Name:
                     Title:



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               JAPAN FLEET SERVICE (Europe) B.V.

               By:   /s/ Tim L. Watkins
                  -----------------------------------------
                     Name:  Tim L. Watkins
                     Title:  Director

               JAPAN FLEET SERVICE (Singapore) Pte. Ltd.

               By:   /s/ Tim L. Watkins
                  -----------------------------------------
                     Name:  Tim L. Watkins
                     Title:  Managing Director



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